SUPPLEMENT DATED MAY 29, 2014
to

PROSPECTUS DATED APRIL 29, 2011
FOR FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE

PROSPECTUS DATED NOVEMBER 3, 2008
FOR FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE

PROSPECTUSES DATED APRIL 25, 2007
FOR FUTURITY VARIABLE UNIVERSAL LIFE,
FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE,
FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE
AND FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

The Board of Trustees of the MFS Variable Insurance Trust II (the “Trust”) approved a proposal to reorganize the following MFS Variable Insurance Trust II Portfolios (each an “Acquired Fund”) into the corresponding Series (each, an “Acquiring Fund”) of the MFS Variable Insurance Trust I listed in the table below. If an Acquiring Fund is not a current investment option under your Policy, it will be added as an investment option immediately prior to the reorganization.

Acquired Fund		Acquiring Fund
MFS® Value Portfolio	to reorganize into	MFS® Value Series
MFS® Utilities Portfolio	to reorganize into	MFS® Utilities Series
MFS® New Discovery Portfolio	to reorganize into	MFS® New Discovery Series

Each of the reorganizations identified in the table above is subject to approval by shareholders at a shareholder’s meeting expected to be held in July, 2014.

If shareholders approve the proposal, all of the assets and liabilities of each Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of an Acquired Fund will receive shares of the corresponding Acquiring Fund in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

VUL I (US) 5/2014